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                                                                    Exhibit 10.3
                                                                      (Part 1/2)



                         CONSULTING SERVICES AGREEMENT


         THIS AGREEMENT is made and entered into this _____ day of March, 1990, by and between HELMERICH & PAYNE, INC., ("H&P") and WALTER H. HELMERICH, III, ("WHH").

         WHEREAS H&P is a diversified energy company which, among other things, is engaged in the acquisition and management of real estate and the management of cash and equity investments;

         WHEREAS WHH has the requisite expertise and experience to provide consulting services to H&P; and

         WHEREAS H&P desires to retain WHH's services as described herein,

         NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, and obligations herein, the parties hereto agree as follows:

          1. WHH hereby accepts H&P's offer to render such consulting services as may be reasonably requested by H&P. It is recognized that WHH shall consult primarily in the areas of real estate acquisition and management and portfolio investment and management, and that such consulting will be in addition to WHH's serving as Chairman of H&P's Board of Directors. WHH agrees to prepare such written or oral reports as H&P may deem necessary and to submit the
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same to H&P's president.  The foregoing may be referred to hereafter as
"Services."

          2. As consideration for Services, H&P shall, during the term hereof, (i) pay WHH the annual sum of One Hundred Fifty-four Thousand Eight Hundred Dollars ($154,800), payable in monthly installments of Twelve Thousand Nine Hundred Dollars ($12,900) on the first day of each month; (ii) allow WHH the use of H&P aircraft as necessary for the performance of Services hereunder;
(iii) pay or reimburse WHH for all of his monthly membership fees in the Summit Club, Tulsa Club, and Southern Hills Country Club; and (iv) reimburse WHH for all reasonable and necessary direct out-of-pocket expenses incurred in the performance of Services hereunder.

          3. This Agreement shall be effective as of January 1, 1990, and shall expire at midnight on December 31, 1990, unless renewed by the parties prior to such date. Notwithstanding the foregoing in this paragraph 3, in the event of death, disability, or other occurrence which renders WHH incapable of performing his duties hereunder, H&P shall have the right to terminate this Agreement by giving thirty (30) days' notice to WHH, his heirs, or his personal representative.

          4. The parties hereto agree that WHH is an independent contractor and not an agent of H&P, and that WHH at all times shall
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maintain control of the manner and means by which services are performed.  The rights, obligations, and liabilities of the parties shall be several and not joint or collective. No party shall have the right to act for or obligate the other party except as expressly otherwise provided herein or by written consent and authorization of the specific act by the other party. It is not the intention of the parties to create, nor shall this Agreement be construed as creating, any agency, joint venture, partnership, or association which would effectively render said parties liable as partners.

          5. All data and information obtained by WHH by virtue of the performance of Services hereunder are deemed confidential and shall remain the sole and exclusive property of H&P. All such data and information, in whatever form, shall be delivered to H&P upon its request, or in any event at the termination of this Agreement. WHH shall not disclose any proprietary or confidential data or information, or the results of any Services performed hereunder, to any person, firm, corporation, or other entity without the prior written consent of H&P, unless compelled to do so pursuant to court order.

          6. WHH represents and warrants that his performance of Services hereunder will not constitute a conflict of interest or





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breach of contract between WHH or any of his agents or employees and any third party and that, to the best of his knowledge and belief, no information he or his agents or employees provide H&P hereunder involves any subject matter which is the proprietary property of any third party.

          7. This Agreement shall not prohibit WHH from pursuing such other business opportunities as may arise during the term hereof which are not in conflict with this Agreement.

          8. This Agreement is deemed personal in nature. WHH shall neither assign this Agreement, in whole or in part, nor delegate any of the duties or obligations hereunder without the prior written consent of H&P.

          9. Subject to the provisions hereof limiting WHH's rights to assign or delegate this Agreement and any rights, duties, and obligations hereunder, this Agreement shall be binding upon and inure to the benefit of both of the parties hereunder and their assigns and other successors in interest.

          10. This Agreement contains the entire agreement between WHH and H&P relating to the subject matter hereof.

          11. This Agreement shall be governed by the laws of the State of Oklahoma.





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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate on the date first above written.


                                                                           "H&P"
                                                   HELMERICH & PAYNE, INC.



                                                   By: /S/ Hans Helmerich
                                                      --------------------------

                                                      Hans Helmerich
                                                      President


                                                                           "WHH"


                                                   /S/ W. H. Helmerich, III
                                                   -----------------------------
                                                   WALTER H. HELMERICH, III


STATE OF OKLAHOMA         )
                          )   SS.
COUNTY OF TULSA           )

          Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Hans Helmerich, to me known to be the identical person who subscribed his name to the foregoing Consulting Services Agreement as President of Helmerich & Payne, Inc., and he acknowledged to me that he executed the same as his f free and voluntary act and deed and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

          Subscribed and sworn to before me this 30th day of March, 1990.

                                                   /S/ Roberta A. Montgomery
                                                   -----------------------------
                                                   Notary Public
My commission expires:

   January 20, 1993
---------------------





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STATE OF OKLAHOMA         )
                          ) SS.
COUNTY OF TULSA           )

          Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Walter H. Helmerich, III, to me known to be the identical person who subscribed his name to the foregoing Consulting Services Agreement, and he acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

          Subscribed and sworn to before me this 30th day of March, 1990.

                                                   /S/ Roberta A. Montgomery
                                                   -----------------------------
                                                   Notary Public
My commission expires:

  January 20, 1993
---------------------





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                                                                    Exhibit 10.3
                                                                      (Part 2/2)


                   AMENDMENT TO CONSULTING SERVICES AGREEMENT

          THIS AMENDMENT TO CONSULTING SERVICES AGREEMENT ("Amendment") is made and entered into this 26th day of December, 1990, and effective as of January 1, 1991, by and between Helmerich & Payne, Inc., ("H&P") and Walter H. Helmerich, III, ("WHH").

          Paragraph 3 of the Consulting Services Agreement dated December 30, 1990, is hereby deleted, with the following to be substituted therefor:

                 "3. This Agreement shall be effective as of January 1, 1991, and shall be automatically renewed for subsequent one-year terms unless H&P or WHH shall terminate the same upon thirty (30) days' prior written notice."

          Except as amended hereby, all the terms, conditions, and provisions of the Consulting Services Agreement shall remain valid and binding.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate on the date first written above.

                                                                           "H&P"
                                           HELMERICH & PAYNE, INC.

                                           By:    /s/ Steven R. Mackey
                                              ------------------------------
                                                   Steven R. Mackey
                                                   Vice President

                                                                           "WHH"


                                              /s/ Walter H. Helmerich, III
                                              ------------------------------
                                              WALTER H. HELMERICH, III